State Street Bank and Trust Company
Legal Administration
200 Clarendon Street
Boston, MA 02116

March 31, 2011

VIA EDGAR

Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549
Attention: Office of Filings, Information & Consumer Service

Re:	SA Funds - Investment Trust
SEC File Nos. 333-70423

Dear Sir or Madam:

Pursuant to Rule 497(e) under the Securities Act of 1933, as amended, we are transmitting for filing via EDGAR on behalf of SA Funds – Investment Trust a supplement dated March 31, 2011 to the Statement of Additional Information dated October 28, 2010.

If you have any questions, please contact me at (617) 662-1504.

Sincerely,

/s/ Brian Link
Brian Link
Vice President and Managing Counsel

cc:	Steven K. McGinnis, Esq.
Christopher D. Stanley, Esq.
R. Darrell Mounts, Esq.

SA FUNDS – INVESTMENT TRUST
SA U.S. Fixed Income Fund
SA Global Fixed Income Fund
SA U.S. Core Market Fund
SA U.S. Value Fund
SA U.S. Small Company Fund
SA International Value Fund
SA International Small Company Fund
SA Emerging Markets Value Fund
SA Real Estate Securities Fund

Supplement dated March 31, 2011 to the
Statement of Additional Information dated October 28, 2010

     This Supplement updates information in the Statement of Additional Information (“SAI”) of the SA Funds – Investment Trust (“Trust”) dated October 28, 2010. You may obtain a copy of the Prospectus or SAI free of charge, upon request, by calling the toll-free number 1-800-366-7266 or on the Internet at http://sa-funds.net.

     At a regular meeting of the Board of Trustees of the Trust held on March 3, 2011, Trust management presented an update concerning the ongoing planning for Steven K. McGinnis' previously announced retirement. Subsequently, at a special telephonic meeting of the Board of Trustees of the Trust held on March 28, 2011, the Board accepted the resignation of Mr. McGinnis as Vice President, Chief Legal Officer, Chief Compliance Officer and Anti-Money Laundering Compliance Officer of the Trust, effective March 30, 2011, and appointed Christopher D. Stanley as Vice President, Chief Legal Officer, Anti-Money Laundering Compliance Officer and Chief Compliance Officer of the Trust effective March 30, 2011.

     In the section entitled “Management of the Trust,” in the Officers of the Trust table beginning on page 19, the reference to Steven K. McGinnis and information relating to Mr. McGinnis is removed and replaced with the following:

Position(s) Held
Name,	with Trust and
Address(1)	Length of	Principal Occupation(s)
and Year of Birth	Time Served (2)	During Past 5 Years
Christopher D. Stanley Year of Birth: 1983	Vice President, Chief Legal Officer, Anti-Money Laundering Compliance Officer and Chief Compliance Officer (since March 2011)	Chief Legal Officer, LWI Financial Inc. and Loring Ward Securities Inc. (since February 2011); Director of Compliance and Associate Anti-Money Laundering Compliance Officer, LWI Financial Inc. and Loring Ward Securities Inc. (November 2009 to February 2011).

(1)	The address of each officer is: LWI Financial Inc., 3055 Olin Ave., Suite 2000, San Jose, CA 95128.

(2)	The Trust’s officers are appointed annually by the Board, and each officer serves until he or she dies, resigns or is removed.

On page 26, the second paragraph under the table of fees paid to the Adviser, in its capacity as Administrator, is replaced in its entirety with the following:

The following individuals are affiliated persons of the Trust and of the Adviser: Alexander B. Potts, Michael Clinton, Christopher D. Stanley, Joni Clark and Marcy Tsagarakis. The capacities in which each such individual is affiliated with the Trust and the Adviser is set forth above under “Trustees and Officers.”

Also on page 26, the second paragraph under the “Distributor” section is replaced in its entirety with the following:

Alexander B. Potts, Michael Clinton, Christopher D. Stanley, Joni Clark and Marcy Tsagarakis are affiliated persons of the Trust and of the Distributor.

SA Funds–Investment Trust
SEC file number: 811-09195